Net Investment In Direct Financing Leases (Narrative) (Details) - Dec. 31, 2014 - USD ($) $ in Millions	Total
Leases [Abstract]
Fixed lease payments per year	$ 20.7
Fixed lease interest rate per year	10.25%
Minimum lease payments received, year one	$ 20.7